                                                                    EXHIBIT 10.1

            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This Fourth Amendment to Amended and Restated Credit Agreement (this "Fourth Amendment") is executed as of the 4th day of May, 2001, to be effective as of April 1, 2001 (the "Effective Date"), by and among Prize Energy Resources, L.P., a Delaware limited partnership ("Borrower"), Prize Energy Corp., a Delaware corporation ("Parent"), Fleet National Bank, a national banking association, as Administrative Agent ("Administrative Agent"), and the financial institutions a party hereto as Banks.

                              W I T N E S S E T H:

         WHEREAS, Borrower, Parent, Administrative Agent, First Union National Bank, as Syndication Agent, CIBC Inc., as Documentation Agent, Bank One, NA, successor-in-interest to Bank One, Texas, N.A., as Lead Manager, Fleet National Bank, First Union National Bank, CIBC Inc., Bank One, NA, successor-in-interest to Bank One, Texas, N.A., Christiania Bank, Bank of Scotland, Comerica Bank-Texas, Fortis Capital Corp., The Bank of Nova Scotia and The Frost National Bank (collectively, the "Existing Banks") are parties to that certain Amended and Restated Credit Agreement dated as of February 8, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Existing Banks have made a revolving credit/term loan to Borrower; and

         WHEREAS, prior to the execution of this Fourth Amendment, certain of the Existing Banks (herein referred to as "Assigning Banks") have entered into Assignment and Assumption Agreements with BNP Paribas and U.S. Bank National Association (herein referred to as "Assignee Banks" and together with the Existing Banks, collectively, the "Banks"), pursuant to which such Assigning Banks assigned to such Assignee Banks, and Assignee Banks (a) acquired from such Assigning Banks (as applicable) a portion of each such Assigning Bank's Commitments and a portion of the Loans and Letter of Credit Exposure held by each such Assigning Bank (as applicable) under the Credit Agreement, (b) assumed and agreed to perform a portion of each such Assigning Bank's (as applicable) obligations under the Credit Agreement and the other Loan Papers, and (c) became a party to, and a "Bank" under, the Credit Agreement and the other Loan Papers; and

         WHEREAS, Schedule 1 attached hereto reflects the Commitments of each Bank after giving effect to the Assignment and Acceptance Agreements referenced above, and, pursuant to Section 15.9 of the Credit Agreement, Schedule 1 to the Credit Agreement is deemed amended and restated in the form of Schedule 1 attached hereto; and

         WHEREAS, Parent and Borrower have requested that the Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) establish a Borrowing Base of $375,000,000 to be effective as of the Effective Date and continuing until the next Determination; and

         WHEREAS, subject to the terms and conditions set forth herein, the Banks have agreed to Parent's and Borrower's requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower, Administrative Agent and each Bank hereby agree as follows:

         SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

         1.1. Amendment to Definitions. The definitions of "Consolidated Current Assets," "Consolidated Current Liabilities," "Consolidated Net Income," "Loan Papers" and "Revolver Conversion Date" contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

                  "Consolidated Current Assets" means, for any Person at any time, the sum of (a) the current assets of such Person and its Consolidated Subsidiaries at such time determined in accordance with GAAP, plus (b) in the case of Parent and Borrower, and prior to the Revolver Conversion Date, the Availability at such time. For purposes of this definition, any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of the current assets of such Person and its Consolidated Subsidiaries.

                  "Consolidated Current Liabilities" means, for any Person at any time, the current liabilities of such Person and its Consolidated Subsidiaries at such time determined in accordance with GAAP, but, in the case of Parent, excluding CMLTD of Parent and its Consolidated Subsidiaries at such time. For purposes of this definition, any non-cash losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of the current liabilities of such Person and its Consolidated Subsidiaries.

                  "Consolidated Net Income" means, for any Person as of any period, the net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Consolidated Subsidiaries in a cash distribution; (b) any after-tax gains attributable to asset dispositions; (c) any non-cash gains, losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; (d) to the extent not included in clauses (a), (b) and (c) above, any after-tax (i) extraordinary gains (net of extraordinary losses) or (ii) non-cash nonrecurring gains, and (e) non-cash or non-recurring charges.

                  "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility




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         Guaranty now or hereafter executed (and any ratification thereof), the
         Mortgages, the Assignments and Amendments to Mortgages, each Parent Pledge Agreement now or hereafter executed, each Subsidiary Pledge Agreement now or hereafter executed, the Borrower Assumption Agreement, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

                  "Revolver Conversion Date" means June 29, 2004.

         1.2. Additional Definition. Section 2.1 of the Credit Agreement shall be amended to add the following definition to such Section:


                  "Hedge Agreements" means, collectively, any agreement, instrument, arrangement or schedule or supplement thereto evidencing any Hedge Transaction.

         1.3. New Schedule. Schedule 1 attached to the Credit Agreement shall be replaced in its entirety by Schedule 1 attached to this Fourth Amendment.

         SECTION 2. Borrowing Base Effective as of the Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, upon the satisfaction of each condition precedent set forth in Section 3 hereof (evidenced by a written notice to that effect from Administrative Agent to Borrower), the Borrowing Base shall be increased from $325,000,000 to $375,000,000 and shall remain at $375,000,000 until the next
Determination thereafter. Parent, Borrower and the Banks agree that the Determination provided for in this Section 2 shall not be construed or deemed to be a Special Determination for purposes of Section 5.3 of the Credit Agreement.

         SECTION 3. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the increase in the Borrowing Base pursuant to Section 2 hereof is subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:

         3.1. Completion of Apache Acquisition. Borrower shall have completed the acquisition (the "Apache Acquisition") of the Apache Properties substantially in accordance with the terms of that certain Purchase and Sale Agreement dated December 29, 2000, by and between Borrower and Apache Corporation (as amended, the "Apache Acquisition Agreement"). As used herein, the term "Apache Properties" means the Mineral Interests to be acquired by Borrower pursuant to the Apache Acquisition Agreement.

         3.2. Additional Security. To the extent required by Section 6.1 of the Credit Agreement, Borrower shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent granting, evidencing and perfecting a first and prior Lien (subject only to Permitted Encumbrances) covering and encumbering Proved Mineral Interests owned by Borrower (after giving effect to the Apache Acquisition) which are not the subject of existing valid, enforceable, and perfected first priority Liens (subject to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of each Bank (including, without limitation, the Apache Properties). Borrower shall also deliver to Administrative Agent such opinions of counsel as Administrative Agent shall deem necessary or appropriate to verify the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

         3.3. Title Review. Administrative Agent and its counsel shall have completed a review of title (including opinions of title) to that portion of the Apache Properties which results in Administrative Agent and its counsel having reviewed title with respect to the Title Required Reserve Value of all Borrowing Base Properties (after giving effect to the Apache Acquisition). Such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 8.9 of the Credit Agreement are inaccurate in any respect.

         3.4. Environmental Review. Administrative Agent and its counsel shall have been provided with, and shall have completed a review of, such environmental reports and summaries required by Administrative Agent with respect to the Apache Properties, and such review shall not have revealed any condition or circumstance which would reflect that, upon completion of the Apache Acquisition, the representations and warranties contained in Section 8.16 of the Credit Agreement are inaccurate in any respect.

         3.5. Material Agreements. Administrative Agent shall have been provided with a fully executed copy of the Apache Acquisition Agreement and all other material documents, instruments and agreements executed and/or delivered by any Credit Party in connection with the Apache Acquisition, together with a certificate from an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof.

         3.6. New Notes. Administrative Agent shall have received a Note payable to the order of each Bank (as applicable), each in the amount of such Bank's Commitment as reflected on the new Schedule 1 attached to this Fourth Amendment.

         3.7. Borrowing Base Increase Fee. Administrative Agent shall have received, for the benefit of each Bank (as applicable), all fees due and payable in connection with the increase in the Borrowing Base pursuant to Section 2 hereof.

         3.8. Resolutions. Parent and Borrower shall have provided Administrative Agent with copies of resolutions and comparable authorizations approving this Fourth Amendment and any other Loan Papers to be executed or delivered pursuant hereto and authorizing the transactions contemplated by this Fourth Amendment and any other Loan Papers to be executed or delivered pursuant hereto, duly adopted by the Board of Directors and partners of Parent and Borrower (as applicable) accompanied by a certificate of the Secretary or comparable Authorized Officer or partner of Parent or Borrower (as applicable) that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws or other charter documents of Parent and Borrower, as applicable) by the unanimous written consent of the Board of Directors of Parent and Borrower (as applicable), and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof.

         3.9. Consents of Partners. Borrower shall have provided Administrative Agent with copies of consents of partners of Borrower (to the extent required) to the transactions contemplated by this Fourth Amendment and the other Loan Papers executed in connection herewith, duly executed by each partner of Borrower required to consent to such transactions, accompanied by certificates of the Secretary or comparable Authorized Officers or partners of Borrower that such copies are true and correct copies of all consents of the partners of Borrower required to be executed and granted pursuant to Borrower's partnership agreement and all other comparable charter documents of Borrower.

         3.10. No Default. No Default or Event of Default shall have occurred which is continuing.


         3.11. Fees. Borrower shall have paid to Administrative Agent any fees payable to Administrative Agent or any Affiliate of Administrative Agent pursuant to this Fourth Amendment and any separate agreement between Borrower, Administrative Agent or any Affiliate of Administrative Agent in consideration for providing services in connection with the credit facilities provided by the Credit Agreement.

         3.12. Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.

         SECTION 4. Representations and Warranties of Borrower. To induce the Banks and Administrative Agent to enter into this Fourth Amendment, Parent and Borrower hereby jointly and severally represent and warrant to the Banks and Administrative Agent as follows:

         4.1. Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in
Section 1 hereof.

         4.2. Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this Fourth Amendment are within Parent's and Borrower's corporate and partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Parent or Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of any Credit Party except Permitted Encumbrances.

         4.3. Validity and Enforceability; Extension of Liens. This Fourth Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.


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         4.4.     No Default or Event of Default. No Default or Event of Default
has occurred which is continuing.

         4.5. Acquisition Documents. No material rights or obligations of any party to any of the Apache Acquisition Documents have been waived and neither Parent, Borrower, any other Credit Party, nor, to the best knowledge of Parent and Borrower, any other party to any of such Apache Acquisition Documents, is in default of its obligations thereunder. Each of the Apache Acquisition Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by Parent and Borrower (as applicable), and to the best knowledge of Parent and Borrower, by the seller in the Apache Acquisition Documents (a) was true and correct when made, and (b) will be true and correct on the Effective Date. As used herein, the term "Apache Acquisition Documents" means the Apache Acquisition Agreement, and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Parent, Borrower and the seller thereunder pursuant to the Apache Acquisition Agreement, or in connection with the Apache Acquisition.

         SECTION 5. Miscellaneous.

         5.1. Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

         5.2. Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         5.3. Legal Expenses. Parent and Borrower hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

         5.4. Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

         5.5. Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

         5.6. Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

         5.7. Effectiveness. This Fourth Amendment shall be effective automatically and without necessity of any further action by Borrower, Parent, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Parent and all Banks, and all conditions to the effectiveness hereof set forth herein have been satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO


PARENT:

PRIZE ENERGY CORP.,
a Delaware corporation


By:      /s/  Lon C. Kile
         ----------------
         Lon C. Kile,
         President


BORROWER:



PRIZE ENERGY RESOURCES, L.P.,
a Delaware limited partnership

By:      Prize Operating Company,
         a Delaware corporation,
         its sole general partner


         By:      /s/  Lon C. Kile
                  ----------------
                  Lon C. Kile,
                  President



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



ADMINISTRATIVE AGENT:


FLEET NATIONAL BANK,
as Administrative Agent



By:      /s/  Michael Brochetti
         ----------------------
         Michael Brochetti,
         Vice President



FLEET NATIONAL BANK,
as a Bank



By:      /s/  Michael Brochetti
         ----------------------
         Michael Brochetti,
         Vice President


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FIRST UNION NATIONAL BANK



By:      /s/  David Humphreys
         --------------------
         David Humphreys,
         Vice President


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CIBC INC.



By:      /s/  Nora Catiis
         ----------------
         Nora Q. Catiis,
         Authorized Signature




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK ONE, NA



By:      /s/  W. Mark Cranmer
         --------------------
         W.  Mark Cranmer,
         Vice President




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



CHRISTIANIA BANK



By:      /s/  Peter M. Dodge
         -------------------
         Peter M. Dodge,
         Senior Vice President




By:      /s/  William S. Phillips
         ------------------------
         William S. Phillips,
         First Vice President




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BANK OF SCOTLAND





By:      /s/  Joseph Fratus
         ------------------
         Joseph Fratus,
         Vice President


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



COMERICA BANK - TEXAS



By:      /s/  V. Mark Fuqua
         ------------------
         V. Mark Fuqua,
         Senior Vice President




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



FORTIS CAPITAL CORP.



By:      /s/  Deirdre Sanborn
         --------------------
         Deirdre Sanborn,
         Vice President




By:      /s/  Darrell W. Holley
         ----------------------
         Darrell W. Holley,
         Managing Director




                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE BANK OF NOVA SCOTIA



By:      /s/  F.C.H. Ashby
         -----------------
         F.C.H. Ashby,
         Senior Manager Loan Operations


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



THE FROST NATIONAL BANK



By:      /s/  John s. Warren
         -------------------
         John S. Warren,
         Senior Vice President


                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



BNP PARIBAS



By:      /s/  Betsy Jocher
         -----------------
         Betsy Jocher,
         Vice President


By:      /s/ Larry Robinson
         ------------------
         Larry Robinson,
         Vice President



                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT BY AND AMONG
                PRIZE ENERGY CORP., PRIZE ENERGY RESOURCES, L.P.,
                  FLEET NATIONAL BANK, AS ADMINISTRATIVE AGENT,
                          AND THE BANKS A PARTY THERETO



U.S. BANK NATIONAL ASSOCIATION



By:      /s/  M. Ward Poizin
         -------------------
         M. Ward Poizin,
         Vice President



                                [Signature Page]